Exhibit 10.1

EXECUTION VERSION

CASH COLLATERAL

AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

This CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT (this “Agreement”) is made and entered into as of December 4, 2020 by and among LSC COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), the undersigned Guarantors (as defined in the DIP Credit Agreement (as defined below)), BANK OF AMERICA, N.A., in its capacity as Issuing Bank (the “Issuing Bank”), and the undersigned Lenders under the DIP Credit Agreement (the “Lenders”).

RECITALS

WHEREAS, on April 13, 2020, the Borrower and the other Loan Parties filed voluntary petitions for relief under Title 11 of the United States Code (as now or hereafter in effect, or any successor thereto, the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), such cases are being jointly administered under Case No. 20-10950 (the “Chapter 11 Cases”), and the Loan Parties continue to operate their businesses and manage their properties as debtors and debtors-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

WHEREAS, the Borrower, the Lenders, the Issuing Bank and Bank of America, N.A., as Administrative Agent, are parties to that certain Superpriority Secured Debtor-in-Possession Credit Agreement dated as of April 15, 2020 (as amended, supplemented or otherwise modified from time to time, the “DIP Credit Agreement”), pursuant to which the Lenders have made available to Borrower a senior secured superpriority debtor-in-possession credit facility, including the letters of credit issued or extended by the Issuing Bank listed on Schedule 1(a) (the “Existing Letters of Credit”).

WHEREAS, pursuant to that certain Order (i) Approving the Purchase Agreement Among the Debtors and Buyer, (ii) Approving the Sale of Debtors’ Assets Free and Clear of Liens, Claims, Interests and Encumbrances, (iii) Authorizing Assumption and Assignment of Certain Executory Contracts and Unexpired Leases and (iv) Granting Related Relief [Dkt. 876] (the “Sale Order”), entered by the Bankruptcy Court on October 7, 2020 in the Chapter 11 Cases, the Bankruptcy Court approved the sale of substantially all of the Loan Parties’ assets free and clear of all liens, claims, interests and encumbrances to ACR III Libra Holdings LLC (the “Asset Sale”).

WHEREAS, in connection with the Asset Sale and the payment in full of all Obligations (other than (i) the LC Exposures of the Lenders and (ii) contingent indemnification obligations for which no claim has been asserted) with the proceeds thereof, the Borrower has requested that the Lenders and Issuing Bank agree to restate all obligations with respect to the Existing Letters of Credit, including without limitation the Lenders’ reimbursement obligations to the Issuing Bank in respect of the Existing Letters of Credit, as obligations under this Agreement such that the Existing Letters of Credit shall be deemed to have been issued pursuant to this Agreement and from and after the Effective Date be subject to and governed by the terms and conditions of this Agreement.

WHEREAS, it is the intention of the parties hereto that the obligations under this Agreement (i) be and are a portion of the same obligations that are outstanding under the DIP Credit Agreement immediately prior to the Effective Date and (ii) shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Agreement, and this Agreement shall not constitute a refinancing, substitution or novation of such obligations or any of the other rights, duties and obligations of the parties hereunder.

WHEREAS, in consideration of the Issuing Bank’s agreement to (i) allow the Existing Letters of Credit to remain outstanding and (ii) continue serving as Issuing Bank with respect to the Existing Letters of Credit, the Borrower and Guarantors are required to (x) execute this Agreement in favor of the Issuing Bank and (y) deliver the Cash Collateral (as defined herein).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms (or incorporated by reference) in the DIP Credit Agreement. In addition, the following terms shall have the meanings set forth below:

“Accounts” shall have the meaning set forth on Schedule 2 hereto.

“Applicable Percentage” means, as to each Lender, the percentage set forth opposite the name of such Lender on Schedule 1(b).

“Cash Collateral” shall mean all of the property described on Schedule 2 hereto.

“Event of Default” has the meaning given to such term in Section 8 hereof.

“Honor Date” means the date the Issuing Bank notifies the Borrower of any payment by the Issuing Bank of a drawing under any Existing Letter of Credit to the beneficiary thereof; provided that if such notice is received after 11:00 a.m. Eastern time on a given date, or is received on a day that is not a Business Day, the “Honor Date” shall be the next succeeding Business Day.

“L/C Obligations” means, as of any date of determination and without duplication, the aggregate amount available to be drawn under the Existing Letters of Credit while such Existing Letters of Credit remain outstanding plus the aggregate amount of any unreimbursed drawings under the Existing Letter of Credit plus the aggregate amount of all Letter of Credit Fees, interest and other amounts due and payable to the Issuing Bank or any Lender under this Agreement, any Existing Letter of Credit or any L/C-Related Document.

“L/C-Related Documents” means the Existing Letters of Credit, the related Letter of Credit Application and any other document relating to the Existing Letters of Credit and shall specifically include all applicable provisions of the DIP Credit Agreement constituting agreements between the Issuing Bank, in its capacity as such, and the Borrower or any Guarantor.

“Letter of Credit Fee” has the meaning given to such term in Section 4 hereof.

“Maturity Date” means May 31, 2021.

“Plan Administrator” means the administrator appointed under any Plan of Reorganization to distribute funds pursuant to the terms of such Plan of Reorganization.

“Plan of Reorganization” means any plan of reorganization or plan of liquidation filed with the Bankruptcy Court in the Chapter 11 Cases under Section 1121 of the Bankruptcy Code.

“Postpetition Guarantee Agreement” means that certain Postpetition Guarantee Agreement, dated as of April 15, 2020, by and among the Guarantors and Bank of America, N.A., as collateral agent.

2. Delivery of Cash Collateral. The Borrower hereby agrees to deliver to the Issuing Bank, on the date hereof pursuant to wire transfer or other instructions provided by the Issuing Bank, cash in immediately available funds in the amount of $45,168,300.00, which will be deposited by the Issuing Bank into, and maintained in, a blocked, non-interest bearing deposit account at Bank of America, N.A. identified by account number as the “Initial Deposit Account” Schedule 2 hereof. Upon delivery of such cash to the Issuing Bank, the total amount of cash on deposit in the Initial Deposit Account (including amounts deposited previously in the Initial Deposit Account in accordance with the DIP Credit Agreement) as of the date hereof shall be $47,503,101.46, which amount shall be equal to 102% of the aggregate undrawn amount of the Existing Letters of Credit.

3. Grant of Security Interest in the Cash Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the L/C Obligations of the Borrower or any other Loan Party now or hereafter existing, the Borrower hereby pledges and grants to the Issuing Bank a first priority lien on, and security interest in, all of the Borrower’s right, title and interest in and to the Cash Collateral, whether now owned or existing or owned, acquired, or arising hereafter. The rights and interests granted hereunder, and the fact that the Issuing Bank is the depository bank, is specifically intended to convey “control” to the Issuing Bank over the Cash Collateral, within the meaning of the UCC, to the extent the Cash Collateral or any portion thereof is now or hereafter deemed a “Deposit Account” (as defined in the UCC).

4. Letter of Credit Fees; Late Fees and Processing Charges Payable to Issuing Bank.

(a) The Borrower shall pay to the Issuing Bank, for the account of each Lender in accordance with its Applicable Percentage, a Letter of Credit Fee (the “Letter of Credit Fee”) for each Existing Letter of Credit in an amount equal to 6.75% per annum, times the daily amount available to be drawn under such Existing Letter of Credit, to the date on which such Existing Letter of Credit ceases to be outstanding. Letter of Credit Fees shall be computed on a monthly basis in arrears and shall be due and payable on the first Business Day of each month, commencing with the first such date to occur after the date hereof, and on the Maturity Date. While any Event of Default exists, all Letter of Credit Fees shall accrue at a rate per annum equal to 2.00% in excess of the otherwise applicable rate and shall be due and payable on demand.

(b) The Borrower shall pay directly to the Issuing Bank, for its own account, (i) a fronting fee, which shall accrue at the rate of 0.125% per annum on the aggregate actual daily amount available to be drawn under the Existing Letters of Credit during the period from and including the Effective Date through the date on which there ceases to be any outstanding Existing Letters of Credit, which fronting fee shall be payable on the tenth Business Day following the end of each March, June, September and December, commencing with the first such date to occur after the Effective Date and (ii) the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect, which individual customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

5. No New Letters of Credit. The parties hereto acknowledge and agree that all Existing Letters of Credit shall be deemed to have been issued pursuant hereto, shall constitute the Existing Letters of Credit under this Agreement, and from and after the Effective Date shall be subject to and governed by the terms and conditions of this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, the DIP Credit Agreement or any other agreement executed in connection with the foregoing, the Issuing Bank shall have no obligation to issue new letters of credit or to amend, extend, renew, increase or otherwise modify any Existing Letter of Credit. With respect to any Existing Letter of Credit that renews automatically, the Issuing Bank shall be authorized to issue any notice of non-renewal as and when necessary to prevent the renewal or extension of such Existing Letter of Credit beyond its existing expiry date.

6. Representations and Warranties. The Borrower and each of the Guarantors hereby represents and warrants that:

(a) it has the corporate right, power and authority to execute, deliver and perform this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

(b) this Agreement constitutes the legal, valid and binding obligation of such Person enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(c) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or contractual obligation of such Person;

(d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other person or entity (including, without limitation, any stockholder or creditor of such person or entity) except for consents obtained prior to the date hereof, is required in connection with (i) the execution delivery or performance by such Person of this Agreement or (ii) the validity or enforceability of this Agreement against such Person;

(e) the Borrower is the legal and beneficial owner of the Cash Collateral and has the right to pledge, sell, assign or transfer the same; and

(f) this Agreement creates a valid security interest in favor of the Issuing Bank in the Cash Collateral and, by virtue of the Issuing Bank’s possession and control of the Cash Collateral, the Issuing Bank shall have a valid and perfected first priority security interest in the Cash Collateral.

7. Covenants. The Borrower hereby covenants that it shall:

(a) by no later than 2:00 pm Eastern time on any applicable Honor Date, reimburse the Issuing Bank in an amount equal to the amount drawn under the applicable Existing Letter of Credit by authorizing the Issuing Bank to apply funds on deposit in the Accounts toward such reimbursement;

(b) pay to the Issuing Bank, as and when due, all Letter of Credit Fees and other amounts due and payable under this Agreement and any L/C-Related Documents;

(c) execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Issuing Bank for the purpose of obtaining and maintaining control with respect to any Cash Collateral;

(d) execute and deliver to the Issuing Bank such agreements, assignments or instruments and do all such other things as the Issuing Bank may reasonably deem necessary or appropriate (i) to assure to the Issuing Bank its security interests hereunder, including such instruments as the Issuing Bank may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Issuing Bank of its rights and interests hereunder;

(e) not transfer or assign the Accounts, the Cash Collateral or any of its rights therein (other than as provided in this Agreement);

(f) not create or permit to exist any security interest, lien or adverse claim on the Accounts or the Cash Collateral (other than those created by this Agreement or any applicable L/C-Related Document); and

(g) by no later than the date that is 30 calendar days after the date of this Agreement, cause the aggregate remaining undrawn amount of the Existing Letters of Credit to be an amount not more than $3,000,000.

(h) cause all Existing Letters of Credit to be canceled, returned undrawn to the Issuing Bank or otherwise terminated in a manner satisfactory to the Issuing Bank on or before the Maturity Date.

8. Events of Default. Any of the following shall constitute an “Event of Default” hereunder:

(a) any failure by the Borrower to reimburse the Issuing Bank on the applicable Honor Date for a drawing on any Existing Letter of Credit as and when required hereunder;

(b) any failure by the Borrower to pay any fees, charges or other amounts due hereunder and/or to perform or observe any other material term or material covenant contained in this Agreement or any L/C-Related Document; and

(c) any failure by the Borrower to satisfy any other obligation or covenant hereunder within 15 days of receipt of written notice of such failure by the Issuing Bank.

9. Remedies.

(a) At any time during the continuation of any Event of Default, in addition to all rights and remedies available to the Issuing Bank under any L/C-Related Document, the Issuing Bank shall without demand and without advertisement, notice, hearing or process of law, all of which each of the Borrower and Guarantors hereby waives to the fullest extent permitted by Law, have (i) the right to withdraw, or set off against the outstanding L/C Obligations that are due and payable (excluding contingent L/C Obligations in respect of undrawn Existing Letters of Credit), all amounts in the Accounts, to the extent necessary to repay in full such L/C Obligation and (ii) all the rights and remedies contained in this Agreement, the L/C-Related Documents or permitted by law, including any rights and remedies available under the UCC.

(b) If at any time or times hereafter the Issuing Bank employs counsel to prepare or consider amendments, waivers or consents, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding, related to this Agreement, or relating to any Cash Collateral, or to protect, take possession of, or liquidate any Cash Collateral or to attempt to enforce any security interest or lien in any Cash Collateral, or to enforce or exercise any rights hereunder, then in any of such events, all of the reasonable and documented out-of-pocket attorneys’ fees arising from such services, and any expenses, costs and charges relating thereto, shall become a part of the obligations secured by the Cash Collateral and payable on demand.

(c) The Issuing Bank’s failure at any time or times hereafter to require strict performance by the Borrower or Guarantors of any of the provisions, warranties, terms and conditions contained in this Agreement shall not waive, affect or diminish any right of the Issuing Bank at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement.

(d) Failure or delay by the Issuing Bank to exercise any right, remedy or option under this Agreement, any other L/C-Related Document, or as provided by applicable law, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Issuing Bank shall only be granted as provided herein. To the extent permitted by applicable law, neither the Issuing Bank nor any party acting as attorney for the Issuing Bank shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Issuing Bank under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Issuing Bank may have.

10. Control by the Issuing Bank. Prior to the cancelation, return to the Issuing Bank or other termination by the beneficiary of all Existing Letters of Credit, the Borrower shall not have access at any time to the Cash Collateral (and therefore shall have no ability to make withdrawals, direct transfers or take any similar action with respect to the Cash Collateral) and the Issuing Bank shall have sole and exclusive dominion, control and authority over the Accounts and the Cash Collateral, including the exclusive right of withdrawal. The deposits in the Accounts shall not bear interest.

11. Release of Cash Collateral.

(a) Upon (i) the expiration of any of the Existing Letters of Credit undrawn, (ii) the cancelation, return to the Issuing Bank or other termination by the beneficiary of any Existing Letter of Credit (evidenced in a manner satisfactory to the Issuing Bank in its sole discretion) or (iii) the effectiveness of any reduction in the outstanding amount of any of the Existing Letters of Credit (evidenced in a manner satisfactory to the Issuing Bank in its sole discretion), the Issuing Bank shall promptly transfer to the debtors in the Chapter 11 Cases or the Plan Administrator, as confirmed by counsel to the debtors in the Chapter 11 Cases, funds from the Accounts in an amount equal to the sum of (x) 102% of the remaining undrawn amount of such Existing Letter of Credit minus (y) all accrued and unpaid fees, costs and charges of the Issuing Bank in respect of such Existing Letter of Credit.

(b) If any amount remains in the Accounts after the expiration, termination, replacement or cancellation of all of the Existing Letters of Credit and payment of all accrued and unpaid fees, costs and charges owed under this Agreement in respect of such Existing Letter of Credit, the Issuing Bank shall promptly transfer such remaining amount to the debtors in the Chapter 11 Cases or the Plan Administrator, as confirmed by counsel to the debtors in the Chapter 11 Cases.

12. Guaranty. Each Guarantor hereby absolutely and unconditionally, jointly and severally guarantees, as primary obligor and as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all L/C Obligations; provided that the liability of each Guarantor individually with respect to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law or other applicable law. The guaranty set forth in this Section 12 shall not be affected by the genuineness, validity, regularity or enforceability of the L/C Obligations or any instrument or agreement evidencing any L/C Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the L/C Obligations which might otherwise constitute a defense to the obligations of the Guarantors, or any of them, under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. Each Guarantor hereby acknowledges and agrees that the provisions of the Postpetition Guarantee Agreement are hereby incorporated by reference into this Agreement and shall therefore remain in full force and effect during the term of this Agreement notwithstanding any earlier termination of the Loan Documents.

13. Lenders’ Continuing Participation in Existing Letters of Credit.

(a) In the event that the Borrower fails to reimburse the Issuing Bank in full with respect to any payment made by the Issuing Bank under any Existing Letter of Credit as and when required hereunder, whether by authorizing the Issuing Bank to apply funds on deposit in the Accounts toward such reimbursement or otherwise, or the Issuing Bank is prohibited or otherwise unable, for any reason, to obtain reimbursement in full from the Cash Collateral, each Lender shall, upon notice from the Issuing Bank, make funds available to the Issuing Bank in an amount equal to the such Lender’s Applicable Percentage of the unreimbursed amount of the payment by the Issuing Bank under such Existing Letter of Credit by not later than 1:00 pm Eastern time on the Business Day following such Lender’s receipt of such notice. If any Lender fails to timely make available to the Issuing Bank any amount required to be paid by such Lender pursuant to the foregoing provisions, then, without limiting the other provisions of this Agreement, the Issuing Bank shall be entitled to recover from such Lender, on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Issuing Bank at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Issuing Bank in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Issuing Bank in connection with the foregoing. Any such funding by any Lender shall not discharge, release or otherwise modify the Borrower’s obligations under this Agreement. The Borrower agrees that any Lender that makes funds available to the Issuing Bank in accordance with this Agreement shall have a right of indemnity, reimbursement and contribution against the Borrower and a right of subrogation against the Borrower for the amount of any funds delivered to the Issuing Bank pursuant to this Agreement. The agreements set forth in this Section 13 shall (a) inure to the benefit of the Issuing Bank and (b) not be discharged, released, reduced or otherwise modified without the written consent of the Issuing Bank. Each Lender’s agreements set forth in this Section 13 and its participation and reimbursement obligations regarding the Existing Letters of Credit shall not be discharged, released, reduced or otherwise modified without the written consent of the Issuing Bank unless and until all obligations of the Issuing Bank with respect to the Existing Letters of Credit have been canceled, discharged, paid in full or otherwise terminated in a manner satisfactory to the Issuing Bank. Each Lender hereby acknowledges and agrees that (x) the provisions of Section 2.17 of the DIP Credit Agreement (including but not limited to the provisions of Section 2.17(e)) with respect to the accrual of interest on any unreimbursed amount) are hereby incorporated by reference into this Agreement; (y) the obligations of the Lenders under this Section 13 are intended to be a continuation of such Lender’s obligations to purchase risk participations in the Letters of Credit under the DIP Credit Agreement and (z) the governance and voting provisions among the Lenders set forth in the DIP Credit Agreement shall apply in the event that Lenders are required to make funds available to the Issuing Bank under this Agreement.

(b) Each Lender shall receive from the Issuing Bank its Applicable Percentage of all Letter of Credit Fees paid by the Borrower to the Issuing Bank hereunder from time to time; provided that, if any Lender shall fail to timely reimburse the Issuing Bank in full with respect to any payment by the Issuing Bank under any Existing Letter of Credit upon the request of the Issuing Bank, the Issuing Bank shall retain such Letter of Credit Fees until such time as such Lender has honored its reimbursement obligation to the Issuing Bank in full.

(c) The Issuing Bank shall use commercially reasonable efforts to provide notices to the Lenders under this Agreement promptly upon any reduction of the remaining undrawn amount of the Existing Letters of Credit.

14. Effectiveness. This Agreement shall become effective as of the date first set forth above (the “Effective Date”) when, and only when:

(a) the Issuing Bank shall have received counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Lenders and the Issuing Bank; and

(b) the Administrative Agent shall have received payment in full of all Obligations owing to the Lenders under the DIP Credit Agreement (other than (x) the LC Exposures of the Lenders and (y) contingent indemnification obligations for which no claim has been asserted).

15. Termination. This Agreement shall terminate upon the date as of which each of the Existing Letters of Credit has been cancelled, returned to the Issuing Bank or otherwise terminated.

16. Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as agreed upon in writing by the Borrower, the L/C Issuer and each Lender.

17. No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns. Except as set forth in Section 21(b), no other Person shall have or be entitled to assert rights or benefits under this Agreement.

18. Notices. All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address or facsimile number for the party receiving such notice as set forth in the DIP Credit Agreement.

19. Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or other electronic means shall be effective as an original.

20. Governing Law. SUBJECT TO ANY APPLICABLE DEBTOR RELIEF LAW, THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE).

21. Miscellaneous.

(a) Expenses. The Borrower hereby agrees to pay on demand all reasonable out-of-pocket expenses of the Issuing Bank and each Lender in connection with the preparation, execution, delivery and performance of this Agreement and the administration of the Accounts, including without limitation, the reasonable fees and disbursements of counsel for the Issuing Bank and each Lender.

(b) Indemnity. The Borrower agrees to indemnify and hold harmless the Issuing Bank and the Lenders and their respective Affiliates, and each director, officer, employee, attorney and affiliate of the Issuing Bank or any Lender and their respective affiliates (each such person or entity referred to hereafter in this paragraph as an “Indemnified Person”), from any losses, claims, costs, damages, expenses or liabilities (or actions, suits or proceeding, including any inquiry or investigation, with respect thereto) to which any Indemnified Person may become subject, insofar as such losses, claims, costs, damages, expenses or liabilities (or actions, suits, or proceedings, including any inquiry or investigation, with respect thereto) arise out of, in any way relate to, or result from, this Agreement and the matters and transactions contemplated herein and to reimburse upon demand each Indemnified Person for any and all legal and other expenses incurred in connection with investigating, preparing to defend or defending any such loss, claim, cost, damage, expense or inquiry or investigation, with respect thereto; provided that the Borrower shall have no obligation under this indemnity provision for liabilities resulting from the gross negligence or willful misconduct of any Indemnified Person seeking indemnification.

(c) Section Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(d) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

[Remainder of Page Left Blank. Signature Pages Follow.]

LSC COMMUNICATIONS, INC.

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

COURIER COMMUNICATIONS LLC

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

COURIER KENDALLVILLE, INC.

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

COURIER NEW MEDIA, INC.

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

DOVER PUBLICATIONS, INC.

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

LSC COMMUNICATIONS LOGISTICS, LLC

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

CASH COLLATERAL

AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

LSC COMMUNICATIONS, INC.

LSC COMMUNICATIONS MM LLC

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

LSC COMMUNICATIONS US, LLC

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

LSC INTERNATIONAL HOLDINGS, INC.

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

NATIONAL PUBLISHING COMPANY

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

PUBLISHERS PRESS, LLC

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

CLARK DISTRIBUTION SYSTEMS, INC.

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

CASH COLLATERAL

AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

LSC COMMUNICATIONS, INC.

THE CLARK GROUP, INC.

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

CLARK WORLDWIDE TRANSPORTATION, INC.

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

CONTINUUM MANAGEMENT COMPANY, LLC

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

F.T.C. TRANSPORT, INC.

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

LSC COMMUNICATIONS PRINTING COMPANY

By:	/s/ S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary

CASH COLLATERAL

AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

LSC COMMUNICATIONS, INC.

BANK OF AMERICA, N.A., as a Lender and the Issuing Bank

By:	/s/ Stefanie Tanwar
Name: Stefanie Tanwar
Title: Director

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Michael Stevens
Name: Michael Stevens
Title: Senior Vice President

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Robert Johnson
Name: Robert Johnson
Title: Senior Vice President

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ CAIO C. CORREA
Name: CAIO C. CORREA
Title: Vice President

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

CITIZENS BANK, N .A., as a Lender

By:	/s/ Kolby D. Baker
Name: Kolby D. Baker
Title: Vice President

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,
as a Lender

By:	/s/ Kevin Healy	/s/ Brendan McLoughlin
Name: Kevin Healy		Name: Brendan McLoughlin
Title: Authorised Signatory		Title: Authorised Signatory

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

ING BANK, N.V., as a Lender

By:	/s/ P.C.B. Raps	/s/ René Müller
Name: P.C.B. Raps		René Müller
Title:		Director

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Sandeep Parihar
Name: Sandeep Parihar
Title: Executive Director

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

BANC OF AMERICA CREDIT PRODUCTS, INC.,
as a Lender

/s/ Miles Hanes
Name:	Miles Hanes
Title:	AVP

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Robert P. Veltman

Name:	Robert P. Veltman
Title:	Vice President

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Gurbach
Name:	Thomas Gurbach
Title:	Sr. Vice President

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

SPCP GROUP, LLC,
as a Lender

By:	/s/ Jesse Dorigo
Name:	Jesse Dorigo
Title:	Authorized Signatory

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

TRUIST BANK, as successor in merger to SUNTRUST BANK, as a Lender

By:	/s/ William S Krueger
Name:	William S Krueger
Title:	Senior Vice President

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mike Warren
Name:	Mike Warren
Title:	Sr VP

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Casey P. Kelly
Name:	Casey P. Kelly
Title:	Senior Vice President

LSC COMMUNICATIONS

CASH COLLATERAL AND LETTER OF CREDIT REIMBURSEMENT AGREEMENT